Exhibit 10.31(a)

                             FIRST AMENDMENT TO THE
                      UCAR INTERNATIONAL INC. BONUS II PLAN
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     The UCAR International Inc. Bonus II Plan (the "Plan") is hereby amended as follows:


     1. A new Section 16 is hereby added to the Plan to read as follows:


     "16. Definition of "Bonus" for Retirement Plan. For purposes of determining
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     pensionable  compensation  under the UCAR Carbon  Retirement Plan,  "Bonus"

     shall mean an amount  equal to the amount of the Award under this Plan made to a  participant  multiplied  by the  percentage  by which  EBITDA  in the applicable  Performance  Year exceeded EBITDA in the immediately  preceding calendar year (including 1994 for the 1995 Performance Year)."


     2. This First Amendment shall be effective as of January 1, 1995.



                                               UCAR INTERNATIONAL INC.


Dated:  May 7, 1996                            By:    /s/ Peter B. Mancino
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